UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1731

SOURCE CAPITAL, INC.
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90025
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11601 WILSHIRE BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90025
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	JUNE 30, 2014

Item 1. Report to Stockholders

SOURCE CAPITAL, INC.

SEMIANNUAL REPORT

for the six months ended June 30, 2014

SOURCE CAPITAL, INC.
SUMMARY FINANCIAL INFORMATION

	Six months ended June 30, 2014		Year ended December 31, 2013
	Total Net Assets	Per Common Share	Total Net Assets	Per Common Share
Beginning of period	$639,974,092	$73.94	$511,150,166	$59.06
Net gain on investments, realized and unrealized	$44,177,376	$5.10	$153,710,062	$17.76
Net investment income	1,033,937	0.12	1,079,584	0.12
Distributions to Common shareholders	(13,848,384)	(1.60)	(25,965,720)	(3.00)
Net changes during period	$31,362,929	$3.62	$128,823,926	$14.88
End of period	$671,337,021	$77.56	$639,974,092	$73.94

	June 30, 2014	December 31, 2013	December 31, 2012
Common market price per share	$69.98	$67.10	$52.22
Common net asset value	$77.56	$73.94	$59.06
Common market discount from net asset value	9.77%	9.14%	11.58%

DESCRIPTION OF THE COMPANY

Source Capital, Inc., is a diversified, publicly traded investment company. Its investment portfolio includes a wide range of securities with primary emphasis on common stock.

Source Capital's Common stock is listed and traded on the New York Stock Exchange and there are currently 8,655,240 shares outstanding. Source Capital's investment objective is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital.

Source Capital is not a mutual fund. Thus, the Company does not repurchase its own shares on demand and does not need to structure its portfolio securities to provide for possible redemptions. As a publicly traded investment company, Source Capital's Common shares are bought and sold on the New York Stock Exchange, and the Company is not involved in such transactions.

Source Capital's investment approach emphasizes primarily equity investments in seeking to achieve its growth objective for its Common shareholders. The desirability of equity versus fixed-income investments has been increasingly debated in recent years. Source Capital's position is that without assuming undue risk, properly selected stocks offer the better long-term opportunity for overall investment return as well as long-term protection from the large but uncertain threat of inflation. Source Capital's equity investments are directed toward companies with highly liquid, relatively unleveraged balance sheets and a demonstrated long-term ability to earn above average returns on invested capital. Source Capital's equity investment portfolio is based on fundamental judgments of long-term returns attainable from income and appreciation in the securities of such companies and is not derived from overall economic forecasts or stock market predictions.

The Company has adopted a flexible distribution policy. This policy is designed to pay Common shareholders quarterly distributions at a rate that is substantially in excess of net investment income (dividends and interest, less expenses). The rate is adjusted periodically in response to sustained changes in the net asset value, market conditions, and changes to investment company regulations and tax laws. Only a portion of such distributions is paid from net investment income. The remainder is paid from any net realized capital gains and/or paid-in capital, as determined by each year's results. To the extent the Company realizes net long-term capital gains for any year in excess of the amounts distributed under the Company's distribution policy, such excess will be distributed to shareholders. For federal income tax purposes, all distributions in excess of current year earnings will be taxable to shareholders as long as the Company continues to have accumulated earnings and profits from prior years.

SOURCE CAPITAL, INC.
LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

Investment Portfolio Returns

The net assets of Source Capital amounted to $671,337,021 at June 30, 2014, or $77.56 of net asset value per Common share. This compared with net assets of $639,974,092 and net asset value per Common share of $73.94 at year end. As a result, Source Capital recorded a positive total investment return during the six months ended June 30, 2014, of 7.2%, reflecting the reinvestment of dividends and distributions as compared to a return of 6.0% for its Russell 2500 Index benchmark.

Distributions to Common Shareholders

Source Capital's distribution policy allows the Board of Directors to consider changes in net asset value when establishing the quarterly distribution rate. But this policy also provides for the flexibility to consider such other factors as current market conditions and changes to investment company regulations and tax laws. It is the intention of the Board of Directors to continue paying quarterly distributions at a rate that is substantially in excess of net investment income.

The regular quarterly distribution on the Common shares of $0.80 per share was paid on June 15, 2014, to shareholders of record on May 23, 2014.

Performance

	Periods Ended June 30, 2014
	Second Quarter	Year to Date	One Year	Three Years*	Five Years*	Ten Years*	Fifteen Years*
Source	1.68%	7.16%	23.42%	13.18%	19.27%	8.89%	10.56%
Russell 2500	3.57%	5.95%	25.58%	15.51%	21.63%	9.78%	9.34%
S&P 500	5.23%	7.14%	24.61%	16.58%	18.83%	7.78%	4.35%

*  Annualized Returns

Portfolio performance for the second quarter was respectable, with gains of about 2%. The Russell 2500 and 2000 were up about 2-4% while the S&P was unusually strong with a 5% gain. For the first half of the year we were up 8%, somewhat ahead of the index performance (Russell 2500 +6%, and S&P +7%).

Source continued to have strong long-term performance, with 15-year returns at about 11% a year. Looked at differently, over a fifteen-year period, $1,000 in Source would have grown to $4,600, in the Russell 2500 to $3,800, and in the S&P only to $1,900.

Not surprisingly, given the strong overall market performance, our current portfolio included a number of positive contributors for the quarter, led by CarMax (+11%), FMC Technologies (+17%), Idex (+11%), Signet Jewelers (+5%) and finally Zebra

Technologies (+13%) which will be discussed at greater length later in the letter.

On the down side, several positions were notably weak for the quarter, including ScanSource (-7%), Bed, Bath & Beyond (-16%), Heartland Express (-6%), EVS Broadcast Equipment (-22%), and Bio-Rad Laboratories (-7%).

The most noticeable aspect of portfolio activity in recent months was the dramatic increase in mergers and acquisitions. This affected about 20% of our companies, in many cases with a transformational impact on the businesses involved. Portfolio companies involved so far include Signet, Zebra, Clarcor, Noble, bioMerieux, and Heartland Express.

The growth in M&A activity has several causes. First, money is very easy and interest rates are low. This has the effect of making most deals appear to be accretive, even if they are strategically questionable. Second, core revenue growth is at modest rates. Reinvestment opportunities in one's own business are meager. The response of some companies to this challenge is to "buy growth."

For example, Clarcor, a leading worldwide industrial filter company announced that it would be entering two large markets it previously did not serve in size—gas turbine inlet air filtration, and diesel fuel filtration.

The turbine market is large and growing, and GE, the seller to Clarcor, is a leading manufacturer of stationary turbines. Diesel fuel filtration is also a relatively new market for Clarcor. The seller is Stanadyne with funding from private equity. The purchases are expected to increase Clarcor sales by about 40%.

In November of last year, Heartland Express closed its purchase of Gordon Trucking, adding $1 billion to its revenue and creating the fifth largest truckload carrier in the industry. The deal gives Heartland access to Gordon's Western U.S. customers and assets.

For several years Noble has been pursuing a restructuring of its offshore contract drilling business. The result will split the business into two separate enterprises. First, the newly-named Paragon Offshore, will be an operator of commodity jack-ups and floaters, with strong market positions in the U.S. Gulf and Mexico. Second, the remaining Noble Corp., we expect will be a rapidly growing contract driller with a fleet of high-spec jack-ups and advanced technology semi-submersibles and drill ships. Noble recently announced a $1.2 billion private placement of Notes which Paragon would issue to facilitate the transaction.

The largest deal impacting our portfolio in recent months is the purchase of Zale by Signet Jewelers at a total value of $1.5 billion.

The combined company would operate over 3,600 locations under store brands like Kay, Zales, and Jared in the U.S. and several leading brands in the smaller UK and Canadian markets.

This would make Signet by far the strongest share leader in a gradually consolidating U.S. market for mass market specialty jewelry.

We like the deal for the following reasons.

•  Same Business—Making cost and revenue synergies more likely to be realized.

•  Real Estate—Have the best locations in the mall.

•  Strongest Brands—Both at the store level (Kay, Jared) and proprietary relationships (Neil Lane, Jane Seymour).

•  National TV Advertising—No longer economic for competitors. This can be a crucial differentiator both at Christmas and other key parts of the year.

•  Vendor Relationships—Jewelry manufacturers and distributors worldwide, and now including a new diamond sourcing initiative in Botswana.

Zebra Technologies designs and manufactures thermal printers used by businesses to produce bar codes and other tracking systems. Over the last three decades, as companies around the world became more financially disciplined, the need for asset tracking grew meaningfully. Equipment or supply chain items are often exposed to harsh environments and Zebra's products have proven durable and reliable even under those conditions. In addition, the company typically has led industry innovation, with RFID printers serving as a good example.

As it would be for any business, industry structure plays a large role in Zebra's competitive dynamics. The small niche where they operate in the worldwide printing industry limits the attractiveness for large companies to enter, allowing Zebra to play a dominant role. We estimate their market share to be 3.5x the industry's #2 player. When this market share is combined with technology leadership, it's not surprising that attractive profitability results. Consistently high-teens margins and limited asset needs produced Returns on Capital in the mid 20% range over time.

Profitability combined with limited investment needs (capex averaged less than 3% of sales over the last decade) produced meaningful free cash flow. Management, of course, then has the responsibility to make good allocation decisions. In our opinion, they generally did. Over the last 10 years, about 2/3 of the free cash flow was used to repurchase shares, and the other 1/3 to make acquisitions. It's important to note that these transactions were small companies (average deal size $70mm), and were in areas overlapping or adjacent to Zebra's existing business. In other words, they were bolt-on deals that typically added product capability with limited execution or financial risk.

On April 14th, Zebra announced a different kind of acquisition, saying it was buying the enterprise business of Motorola for $3.45B in cash, of which $200mm would come from balance sheet cash and the remaining $3.25B from debt financing. Management described it as a transformational opportunity. Any time that "T" word—transformational—gets used, we view it as a potential red flag. And in this case, that concern was warranted.

Zebra will be acquiring $2.5B in revenue compared to its own $1B, meaning that legacy Zebra will contribute about 30% of the combined company's sales. When it comes to profitability, the contribution will be even higher because Motorola is less profitable. Over the last 4 years, it averaged 11% operating margins, compared to 19% at Zebra. Zebra expects the combined entity to reach its standalone margin level in 3-5 years. $100mm in cost savings are expected to help bridge the gap, but the remaining improvement to reach that margin level will require management execution.

We are most concerned about the risk that was created by the financial leverage resulting from the deal. Zebra historically never had any debt, or meaningful off-balance sheet obligations. By utilizing the balance sheet to fund this deal, Zebra transformed itself into a below-investment grade company. Net debt-to-EBITDA will exceed 5x after the borrowing. Using all the expected cash flows from the combined company to pay down debt will reduce the ratio to 3x by the end of 2017.

In the end, Zebra is making a big bet that it can improve the margins on a company 2.5x its size. Debt financing will magnify the results. Based on the market's reaction, investors seem to believe Zebra will succeed. However, one of the surest ways to permanently impair a company's value is through excess financial leverage. That's why we avoid companies where the possibility of that risk exists. As a result of the pending balance sheet changes and the current valuation, we've exited our Zebra position, and will watch the company's "transformation" unfold from the sidelines. Once the balance sheet is repaired and we see how management has integrated the businesses, we may once again consider the investment case.

We are pleased to receive reader feedback to shareholder letters at the email address, source@fpafunds.com.

Thank you for your continued support and trust.

Respectfully submitted,

Eric S. Ende

President and
Chief Investment Officer

July 28, 2014

The discussion of Company investments represents the views of the Company's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Company's managers believe that the Company's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

The Russell 2500 Index is an unmanaged index comprised of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The S&P 500 Index is an index of 500 companies with large market capitalization.

FORWARD LOOKING STATEMENT DISCLOSURE

As managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements," which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

SOURCE CAPITAL, INC.
PORTFOLIO SUMMARY

June 30, 2014
(Unaudited)

Common Stocks		93.5%
Retailing	26.4%
Producer Durable Goods	23.3%
Business Services & Supplies	18.0%
Transportation	7.5%
Healthcare	7.1%
Technology	5.7%
Energy	5.4%
Other Common Stocks	0.1%
Non-Convertible Bonds & Debentures		0.4%
Short-Term Investments		6.4%
Other Assets and Liabilities, net		(0.3)%
Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Quarter Ended June 30, 2014
(Unaudited)

Shares or Face Amount
NET PURCHASES
Common Stocks
Bed Bath & Beyond, Inc.	77,600 shs.
Domino Printing Sciences plc	250,000 shs.
NET SALES
Common Stock
Zebra Terchnologies Corporation (Class A)(1)	384,400 shs.
Non-Convertible Bonds & Debentures
OMNOVA Solutions Inc. — 7.875% 2018(1)	$275,000
Stanadyne Corporation — 10% 2014(1)	$3,000,000

(1)  Indicates Elimination from Portfolio

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS

June 30, 2014
(Unaudited)

COMMON STOCKS	Shares	Fair Value
RETAILING — 26.4%
Bed Bath & Beyond, Inc.*	244,900	$14,052,362
CarMax, Inc.*	762,200	39,642,022
L'Occitane International SA (Luxembourg)	4,702,050	10,507,671
O'Reilly Automotive, Inc.*	414,400	62,408,640
Signet Jewelers Limited (Bermuda)	459,200	50,782,928
		$177,393,623
PRODUCER DURABLE GOODS — 23.3%
Franklin Electric Co., Inc.	451,200	$18,196,896
Graco Inc.	395,800	30,904,064
HNI Corporation	513,733	20,092,097
IDEX Corporation	406,100	32,788,514
Nordson Corporation	126,000	10,103,940
Rotork plc (Great Britain)	72,200	3,298,941
WABCO Holdings Inc.*	383,000	40,912,060
		$156,296,512
BUSINESS SERVICES & SUPPLIES — 18.0%
Aggreko plc (Great Britain)	537,009	$15,163,255
CLARCOR Inc.	252,700	15,629,495
Copart, Inc.*	687,100	24,708,116
Domino Printing Sciences plc (Great Britain)	961,600	9,873,516
Halma plc (Great Britain)	1,325,000	13,366,732
ScanSource, Inc.*	736,263	28,036,895
Spirax-Sarco Engineering plc (Great Britain)	295,153	13,804,247
		$120,582,256
TRANSPORTATION — 7.5%
Heartland Express, Inc.	1,134,300	$24,205,962
Knight Transportation, Inc.	1,021,200	24,273,924
Kuehne & Nagel International AG (Switzerland)	12,700	1,690,087
		$50,169,973
HEALTHCARE — 7.1%
bioMerieux SA (France)	118,887	$12,812,666
Bio-Rad Laboratories, Inc. (Class A)*	147,700	17,681,167
Sonova Holding AG (Switzerland)	68,000	10,375,998
Varian Medical Systems Inc.*	85,300	7,091,842
		$47,961,673
TECHNOLOGY — 5.7%
EVS Broadcast Equipment S.A. (Belgium)	187,150	$9,297,949
Maxim Integrated Products, Inc.	309,600	10,467,576
Microchip Technology Incorporated	374,951	18,301,358
		$38,066,883
ENERGY — 5.4%
FMC Technologies, Inc.*	307,800	$18,797,346
Noble Corporation	529,200	17,759,952
		$36,557,298
OTHER COMMON STOCKS — 0.1%		$674,411
TOTAL COMMON STOCKS — 93.5% (Cost $ 312,591,495)		$627,702,629

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2014
(Unaudited)

NON-CONVERTIBLE BONDS AND DEBENTURES — 0.4% (Cost $2,710,125)	Face Amount	Fair Value
Quality Distribution LLC — 9.875% 2018	$2,700,000	$2,889,000
TOTAL INVESTMENT SECURITIES — 93.9% (Cost $315,301,620)		$630,591,629
SHORT-TERM INVESTMENTS — 6.4%
Short-term Corporate Notes:
Exxon Mobil Corporation — 0.05% 07/08/14	$25,000,000	$24,999,757
State Street Bank Repurchase Agreement—0% 07/01/2014 (Dated 6/30/2014, repurchase price of $17,690,000, collateralized by $17,890,000 principal amount of U.S. Treasury Notes — 3.375% 2044, fair value $18,046,538)	17,690,000	17,690,000
TOTAL SHORT-TERM INVESTMENTS (Cost $42,689,757)		$42,689,757
TOTAL INVESTMENTS — 100.3% (Cost $357,991,378)		$673,281,386
Other assets and liabilities, net — (0.3)%		(1,944,365)
NET ASSETS — 100.0%		$671,337,021

*  Non-income producing securities

See notes to financial statements.

SOURCE CAPITAL, INC.
STATEMENT OF ASSETS AND LIABILITIES

June 30, 2014
(Unaudited)

ASSETS
Investments at value:
Investment securites — at fair value (cost $ 315,301,620) — Note A	$630,591,629
Short-term investments — at amortized cost (maturities 60 days or less) — Note A	42,689,757	$673,281,386
Cash		565
Receivable for:
Accrued interest	$44,437
Dividends	22,686	67,123
		$673,349,074
LIABILITIES
Payable for:
Investment securities purchased	$1,616,460
Advisory fees	384,093
Accrued expenses	11,500	2,012,053
NET ASSETS		$671,337,021
SUMMARY OF SHAREHOLDERS' EQUITY
Common Stock — par value $1 per share; authorized 12,000,000 shares; outstanding 8,655,240 shares—Note B		$8,655,240
Additional Paid-in Capital		320,783,440
Unallocated distributions to common shareholders		26,608,332
Unrealized appreciation of investments		315,290,009
NET ASSETS		$671,337,021
Common Stock net asset value per share		$77.56
Common Stock market value per share		$69.98

See notes to financial statements.

SOURCE CAPITAL, INC.
STATEMENT OF OPERATIONS

For the six months ended June 30, 2014
(Unaudited)

INVESTMENT INCOME
Income
Dividends		$3,460,669
Interest		271,747
		$3,732,416
Expenses—Note C:
Advisory fees	$2,250,289
Directors' fees and expenses	104,558
Reports to shareholders	97,209
Transfer agent fees and expenses	81,867
Legal and auditing fees	55,062
Taxes, other than federal income tax	53,390
Custodian fees and expenses	26,947
Registration and filing fees	25,000
Other expenses	4,157	2,698,479
Insurance		$1,033,937
Net investment income — Note A
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
Proceeds from sale of investment securities (excluding short-term corporate notes with maturities 60 days or less)	$59,742,079
Cost of investment securities sold	20,487,419
Net realized gain on investments — Notes A and D		$39,254,660
Unrealized appreciation of investments:
Unrealized appreciation at beginning of period	$310,367,293
Unrealized appreciation at end of period	315,290,009
Increase in unrealized appreciation of investments		4,922,716
Net realized and unrealized gain on investments		$44,177,376
NET CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$45,211,313

See notes to financial statements.

SOURCE CAPITAL, INC.
STATEMENT OF CHANGES IN NET ASSETS

	For the six months ended June 30, 2014 (Unaudited)		For the year ended December 31, 2013
CHANGES IN NET ASSETS
Operations:
Net investment income	$1,033,937		$1,079,584
Net realized gain on investments — Notes A and E	39,254,660		20,024,397
Increase in unrealized appreciation of investments	4,922,716		133,685,665
Change in net assets resulting from operations		$45,211,313		$154,789,646
Distributions to Common shareholders
From net investment income	$(1,053,572)		$(1,868,613)
From net realized capital gains	(12,794,812)	(13,848,384)	(24,097,107)	(25,965,720)
Net change in net assets		$31,362,929		$128,823,926
NET ASSETS
Beginning of period		639,974,092		511,150,166
End of period		$671,337,021		$639,974,092

See notes to financial statements.

SOURCE CAPITAL, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share of Common Stock outstanding throughout each period

	Six months ended June 30, 2014		Year ended December 31,
	(Unaudited)		2013	2012	2011	2010	2009
Common Stock:
Per share operating performance:
Net asset value at beginning of period	$73.94		$59.06	$54.30	$60.47	$50.36	$34.61
Income from investment operations:
Net investment income	$0.12		$0.14	$0.32	$0.22	$0.48	$0.25
Net realized and unrealized gain (loss) on investment securities	5.10		17.74	8.18	(2.84)	12.58	18.05
Total from investment operations	$5.22		$17.88	$8.50	$(2.62)	$13.06	$18.30
Distributions to Preferred shareholders — Note C:
From net investment income	—		—	$(0.19)	$(0.28)	$(0.55)	$(0.15)
From net realized capital gains	—		—	(0.08)	(0.27)	—	(0.40)
Distributions to Common shareholders — Note A:
From net investment income	$(0.12)		$(0.22)	(0.10)	—	—	—
From net realized capital gains	(1.48)		(2.78)	(3.37)	(3.00)	(2.40)	(2.00)
Total distributions	$(1.60)		$(3.00)	$(3.74)	$(3.55)	$(2.95)	$(2.55)
Net asset value at end of period	$77.56		$73.94	$59.06	$54.30	$60.47	$50.36
Per share market price at end of period	$69.98		$67.10	$52.22	$46.98	$53.20	$43.04
Total investment return(1)	6.7%		34.8%	18.5%	(6.3)%	30.0%	60.9%
Net asset value total return(2)	7.2%		30.9%	15.6%	(5.2)%	26.0%	53.0%
Ratios/supplemental data:
Net assets at end of period (in thousands)	$671,337		$639,974	$511,150	$524,174	$577,535	$490,043
Ratios based on average net assets applicable to Common Stock:
Expenses(4)	0.82	%(3)	0.84%	0.93%	0.96%	0.98%	1.04%
Net investment income(4)	0.32	%(3)	0.18%	0.56%	0.38%	0.92%	0.60%
Portfolio turnover rate	6.78	%(3)	9.19%	7.42%	17.50%	12.59%	8.65%

(1)  Based on market price per share, adjusted for reinvestment of distributions.

(2)  Based on net asset value per share, adjusted for reinvestment of distributions.

(3)  Annualized.

(4)  Does not reflect the effect of dividend payments to Preferred shareholders (Notes A and C).
  These ratios based on total net assets are as follows:

	Six months ended June 30, 2014	2013	2012	2011	2010	2009
Expenses	N/A	N/A	0.88%	0.87%	0.88%	0.91%
Net investment income	N/A	N/A	0.53%	0.34%	0.82%	0.52%

See notes to financial statements.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS

June 30, 2014
(Unaudited)

NOTE A—Significant Accounting Policies

Source Capital, Inc. (the "Company"), is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Company is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital. The significant accounting policies followed by the Company in the preparation of its financial statements include the following:

1. SECURITIES VALUATION—The Company's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Company generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note F.

2. USE OF ESTIMATES—The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

3. OTHER—Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) on investments in the statement of operations. The character of distributions to shareholders for the current period as reported in the statement of changes in net assets and financial highlights are preliminary and will be adjusted based on the actual results of operations for the entire year. Distributions payable on the Common Stock are recorded on the ex-dividend date. For periods prior to the redemption of the Preferred Stock in June, 2012, the ratios of expenses and net investment income to average net assets do not reflect the effect of dividend payments to Preferred shareholders.

NOTE B—Risk Considerations

Investing in the Company may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Company's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Company or the Company could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Company may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Company; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Company's portfolio being invested primarily in medium or smaller-sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. In light of these characteristics of smaller companies and their securities, the Company may be subjected to greater risk than that assumed when investing in the equity securities of larger companies. The Company's foreign investments are subject to additional risks such as: foreign markets could go down or prices of the Company's foreign investments could go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, social, economic or political instability or other factors that can adversely affect investments in foreign countries. These factors can also make foreign securities less liquid, more volatile and harder to value than U.S. securities.

Interest Rate and Credit Risk: The values of, and the income generated by, most debt securities held by the Company may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the Company's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Company having to reinvest the proceeds in lower yielding securities. The value of the Company's investments may also decline in response to events affecting the issuer or its credit rating. Lower rated debt securities in which the Company may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions.

Repurchase Agreements: Repurchase agreements permit the Company to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Company are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's,

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014
(Unaudited)

are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

NOTE C—Capital Stock

On May 30, 2012, the Board of Directors of Source Capital, Inc. announced the full redemption of all issued and outstanding shares of its $2.40 Preferred Stock, $3 par value on June 29, 2012 (the "Preferred Stock Redemption Date"). The Preferred Stock was redeemed, pursuant to its terms, at its stated call price of $27.50 per share plus accrued and unpaid dividends to the Preferred Stock Redemption Date. At the time of the announcement there were 1,969,212 shares of Preferred Stock issued and outstanding, resulting in a total redemption amount of $54,153,330.

The Company did not issue any shares of Common Stock under its Dividend Reinvestment Plan during the six months ended June 30, 2014.

NOTE D—Advisory Fees and Other Affiliated Transactions

Pursuant to an investment advisory agreement, the Company pays First Pacific Advisors, LLC ("Investment Adviser"), monthly investment advisory fees calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million. The Agreement obligates the Investment Adviser to reduce its fee to the extent necessary to reimburse the Company for any annual expenses (exclusive of interest, taxes, the cost of any supplementary statistical and research information, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average total net assets of the Company for the year.

For the six months ended June 30, 2014, the Company paid aggregate fees of $104,038 to all Directors who are not affiliated persons of the Investment Adviser.

NOTE E—Federal Income Tax

No provision for federal taxes is considered necessary because the Company has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. The Company intends to maintain this qualification and to distribute to shareholders each year all of its taxable net investment income and taxable net realized gain on investments in accordance with the minimum distribution requirements of the Code.

The cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $21,372,148 during the 6 months ended June 30, 2014. Realized gains and losses are based on the specific identification method.

The cost of securities was $315,471,140 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at June 30, 2014, for federal income tax purposes was $317,949,923 and $2,829,434, respectively, resulting in net unrealized appreciation of $315,120,489. As of and during the 6 months ended June 30, 2014, the Company did not have any liability for unrecognized tax benefits. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Company did not incur any interest or penalties. The Company is not subject to examination by U.S. federal tax authorities for years ended on or before December 31, 2010, or by state tax authorities for years ended on or before December 31, 2009.

NOTE F—Disclosure of Fair Value Measurements

The Company uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are principally traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Company's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, and relationships observed in the markets among comparable securities. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost, which approximates market value.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014
(Unaudited)

Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith under procedures adopted by the authority of the Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Company classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 values are based on significant unobservable inputs that reflect the Company's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Company's investments as of June 30, 2014:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks	$627,702,629	—	—	$627,702,629
Non-Convertible Bonds & Debentures	—	$2,889,000	—	2,889,000
Short-Term Investments	—	42,689,757	—	42,689,757
Total Investments	$627,702,629	$45,578,757	—	$673,281,386

Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no significant transfers between Levels 1, 2, or 3 during the six months ended June 30, 2014.

NOTE G—Collateral Requirements

The Company has implemented the disclosure requirements pursuant to FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Company discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Company discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Company's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Company as of June 30, 2014, are as follows:

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Collateral Received		Assets (Liabilities) Available for Offset	Net Amount of Assets*
State Street Bank and Trust Company	$17,690,000	$17,690,000	**	—	—

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $18,046,538 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

SOURCE CAPITAL, INC.
RESULTS OF ANNUAL MEETING

Following are the matters voted upon and the results of those votes cast at the annual meeting of shareholders held May 12, 2014:

With respect to the election of six directors by the holders of Common Stock, $1.00 par value:

	Votes For	Votes Withheld
Eric S. Ende	6,782,138	116,889
Thomas P. Merrick	6,776,197	116,889
Alfred E. Osborne, Jr.	6,769,674	116,889
A. Robert Pisano	6,751,430	116,889
Patrick B. Purcell	6,771,911	116,889
Allan M. Rudnick	6,779,786	116,889

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

The following paragraphs summarize the material information and factors considered by the Board of Directors at a meeting held February 10, 2014, as well as their conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Directors considered information provided by the Adviser in response to their requests, as well as information provided throughout the year regarding the Investment Adviser and its staffing in connection with the Company, including the Company's portfolio managers and the senior analyst on their team, the scope of accounting, administrative, shareholder, and other services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Board and the Independent Directors noted the experience, length of service, and the reputation of the Company's portfolio managers, Eric Ende and Steven Geist, who have managed the Company since 1996, and Gregory Herr, who joined the Adviser in 2007 and was elected to serve as a portfolio manager in August 2013. The Directors concluded that the nature, extent, and quality of services provided by the Adviser have benefited and should continue to benefit the Company and its shareholders.

Investment Performance. The Board and the Independent Directors reviewed the overall investment performance of the Company. They also received information from an independent consultant, Lipper Inc. ("Lipper"), regarding the Company's performance relative to a peer group non-leveraged closed-end core funds selected by Lipper ("Peer Group"). The Board and the Independent Directors noted the Company's competitive investment performance when compared to the Peer Group. The Board and the Independent Directors concluded that the Adviser's continued management of the Fund should benefit the Company and its shareholders.

Advisory Fees and Fund Expenses; Comparison with Peer Group and Institutional Fees. The Board and the Independent Directors considered information provided by the Adviser regarding the Company's advisory fees and total expense levels. The Board and the Independent Directors reviewed comparative information regarding fees and expenses for the Peer Group. The Directors noted that the Company's fees and expenses were at the lowest end of the range relative to the Peer Group. The Board and the Independent Directors noted that the fee rate charged to the Company at its current asset level is similar to the fee rate charged by the Adviser on the other products managed in a similar style by the portfolio managers. The Board and the Independent Directors concluded that the continued payment of advisory fees and expenses by the Fund to the Adviser was fair and reasonable and should continue to benefit the Fund and its shareholders.

Adviser Profitability and Costs. The Board and the Independent Directors considered information provided by the Adviser regarding the Adviser's costs in providing services to the Company, the profitability of the Adviser and the benefits to the Adviser from its relationship to the Company. They reviewed and considered the Adviser's representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser's largest operating cost, with respect to the provision of investment advisory services. In evaluating the Adviser's profitability, they considered a portion of the compensation of the Adviser's principals that could be deemed a form of profit, and they excluded certain distribution and marketing-related expenses. The Board and the Independent Directors recognized that the Adviser is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. The Board and the Independent Directors concluded that the Adviser's level of profitability from its relationship with the Company did not indicate that the Adviser's compensation was unreasonable or excessive.

Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Directors considered whether there have been economies of scale with respect to the

SOURCE CAPITAL, INC.
RENEWAL OF INVESTMENT ADVISORY AGREEMENT

(Continued)

management of the Company, whether the Company has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. The Board and the Independent Directors considered the Adviser's representation that its internal costs of providing investment management services to the Company have increased significantly in recent years as a result of a number of factors, including new or increased administrative expenses resulting from recent legislative and regulatory requirements. The Board and the Independent Directors considered information regarding the Adviser's representation that such increased costs have also included a significant investment in increasing the investment management team to three, and additions to administrative personnel and systems that enhance the quality of services provided to the Company.

The Independent Directors noted that the fee rate contained breakpoints as the Company's assets increased. They considered that many mutual funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Adviser's statement that it believes that additional breakpoints currently were not appropriate for the Company given the ongoing investments the Adviser is making in its business for the benefit of the Company, uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund's assets, all of which could negatively impact the Adviser. In addition, the Adviser noted that since the Company is a closed-end fund, and based upon the Company's current operating policies, the ability to raise additional assets is limited. The Board and the Independent Directors noted that the Adviser had not increased the fee rate charged to the Company despite the Adviser's representation that its internal costs of providing investment management services to the Company have increased significantly in recent years as a result of a number of factors, including the Adviser's substantial investment in additional professional resources and staffing. The Board and the Independent Directors concluded that the Fund is benefitting from the ongoing investments made by the Adviser in its team of personnel serving the Company and in its service infrastructure, and that in light of these investments, additional breakpoints in the Company's advisory fee structure were not warranted at current asset levels.

Ancillary Benefits. The Board and the Independent Directors considered other actual and potential benefits to the Adviser from managing the Company, including the acquisition and use of research services with commissions generated by the Company, in concluding that the contractual advisory and other fees are fair and reasonable for the Company. They noted that the Adviser does not have any affiliates that benefit from the Adviser's relationship to the Company.

Conclusions. The Board and the Independent Directors determined that the Fund continues to benefit from the services of a highly experienced portfolio management team, which has produced competitive long-term returns. In addition, the Board and the Independent Directors agreed that the Company continues to receive high quality accounting, administrative, shareholder and other ancillary services from the Adviser. The Board and the Independent Directors concluded that the current advisory fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser and the Adviser's profitability and costs. The Board and the Independent Directors also stated their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board and the Independent Directors concluded that it would be in the best interests of the Company to continue to be advised and managed by the Adviser and determined to approve the continuation of the current Advisory Agreement for another one-year period through April 30, 2015.

SOURCE CAPITAL, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Blvd., Suite 1200
Los Angeles, California 90025
(800) 982-4372 or (310) 473-0225

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

LEGAL COUNSEL

K&L Gates LLP
San Francisco, California

TRANSFER AND SHAREHOLDER SERVICE AGENT AND REGISTRAR

American Stock Transfer &
Trust Company, LLC
6201 15th Avenue
Brooklyn, New York 11219
(800) 279-1241 or (718) 921-8124
www.amstock.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

STOCK EXCHANGE LISTING

New York Stock Exchange: SOR

DIVIDEND REINVESTMENT PLAN

Holders of record (other than brokers or nominees of banks and other financial institutions) of Common Stock are eligible to participate in the Dividend Reinvestment Plan ("Plan"), pursuant to which distributions to shareholders are paid in or reinvested in shares of Common Stock of the Company ("Dividend Shares"). American Stock Transfer & Trust Company, LLC, Attn: Shareholder Relations Department, 6201 15th Avenue, Brooklyn, New York, 11219, acts as Agent for participants under the Plan.

A shareholder may join the Plan by signing and returning an authorization form that may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The Company reserves the right to amend or terminate the Plan.

Purchases of the Company's shares are made by the Agent, on behalf of the participants in the Plan, promptly after receipt of funds, and in no event later than 30 days from such receipt except when restricted under applicable federal securities laws. The Agent purchases outstanding shares in the market when the price plus estimated commissions of the Company's Common Stock on the NYSE is lower than the Company's most recently calculated net asset value per share. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, accepts payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of Common Stock of the Company on the payment date. Such shares are issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. There are no brokerage charges with respect to shares issued directly by the Company to satisfy the dividend reinvestment requirements. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account is the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Company.

For Federal income tax purposes, shareholders who reinvest distributions are treated as receiving distributions in an amount equal to the fair market value, determined as of the payment date, of the shares received if the shares are purchased from the Company. Such value may exceed the amount of the cash distribution that would have been paid. If outstanding shares are purchased in the open market, the taxable distribution equals the cash distribution that would have been paid. In either event, the cost basis in the shares received equals the amount recognized as a taxable distribution.

In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

All record holders of Common Stock are also offered the opportunity, on a voluntary basis, to send in cash payments of not less than $100 each up to a total of $7,500 per month to purchase additional shares of the Common Stock of the Company through participation in the Cash Investment Plan ("Cash Plan"). Under the Cash Plan, shares are purchased in the market and no shares are issued by the Company. A brochure describing the terms and conditions of the Cash Plan, including fees and expenses, is available from the Agent.

SOURCE CAPITAL, INC.
DIRECTORS AND OFFICERS

Name, Age & Address	Position(s) with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships
Allan M. Rudnick - (73)*	Director & Chairman	Term: 1 Year Years Served: 2	Private investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Thomas P. Merrick - (77)*	Director	Term: 1 Year Time Served: 8 Years	Private consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1984 to 1998.	7
Alfred E. Osborne, Jr - (69)*	Director	Term: 1 Year Time Served: <1	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminum Inc.
A. Robert Pisano - (71)*	Director	Term: 1 Year Time Served: 1 Year	Retired. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	7	Resources Global Professionals, Entertainment Partners and The Motion Picture and Television Fund
Patrick B. Purcell - (71)*	Director	Term: 1 Year Time Served: 4 Years	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to March 1998.	7	The Motion Picture and Television Fund
Eric S. Ende - (69)	Director President & Chief Investment Officer	Term: 1 Year Time Served: 29 Years	Partner of the Adviser.	3
Gregory A. Herr - (42)	Vice President & Portfolio Manager	Time Served: 1 Year	Managing Director of the Adviser since 2013 and Vice President and Analyst of the Adviser from 2007 to 2012.
J. Richard Atwood - (54)	Treasurer	Time Served: 17 Years	Chief Operating Officer of the Adviser.
Sherry Sasaki - (59)	Secretary	Time Served: 32 Years	Assistant Vice President and Secretary of the Adviser.
Leora R. Weiner - (43)	Chief Compliance Officer	Time Served: <1

Managing Director, General Counsel and Chief Compliance Officer of the Adviser since 2014. Formerly Managing Director, General Counsel and Chief Compliance Officer of Tradewinds Global Investors, LLC from 2008-2014.

E. Lake Setzler III - (47)	Assistant Treasurer	Time Served: 8 Years	Vice President and Controller of the Adviser.
Michael P. Gomez - (28)	Assistant Vice President	Years Served: 2	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007 to 2010.

Each of the above individuals can be contacted at 11601 Wilshire Blvd., Suite 1200, Los Angeles, CA, 90025.

*  Audit and Nominating & Governance Committee Member

Messrs. Merrick, Osborne, Pisano, Purcell and Rudnick each serve as a member of the audit committee of six open-end investment companies managed by First Pacific Advisors, LLC ("FPA"), the Company's investment adviser. The Company's Board of Directors has considered the matter of their simultaneous service and determined that serving simultaneously as a member of these audit committees does not impair their ability to serve as a member of the Audit Committee of the Company.

The Company's schedule of portfolio holdings, filed the first and third quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Company, shareholders can call 1-800-982-4372.

The Company's complete proxy voting record for the 12 months ended June 30, 2014, is available without charge, upon request, by calling 1-800-982-4372 and on the SEC's website at www.sec.gov.

The Company's Audit Committee Charter is available on its website, www.sourcecapitalinc.com, and is available without charge, upon request, by calling 1-800-982-4372. The Company's Annual CEO Certification as required by the NYSE's Corporate Governance listing standards for the fiscal year ended December 31, 2013 was submitted to the NYSE on May 12, 2014.

Additional information about the Company is available online at www.sourcecapitalinc.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of each quarter.

SOURCE CAPITAL, INC.

11601 Wilshire Boulevard, Suite 1200
Los Angeles, California 90025

PRESORTED
STANDARD
U.S. POSTAGE
PAID
NEWARK, NJ
PERMIT NO. 456

SOURCE CAPITAL, INC.

11601 Wilshire Boulevard, Suite 1200
Los Angeles, California 90025

Item 2.	Code of Ethics. Not Applicable to this semi-annual report.

Item 3.	Audit Committee Financial Expert. Not Applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services. Not Applicable to this semi-annual report.

Item 5.	Audit Committee of Listed Registrants. Not Applicable to this semi-annual report.

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable to this semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not Applicable to this semi-annual report.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOURCE CAPITAL, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date:  August 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SOURCE CAPITAL, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date: August 22, 2014

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date: August 22, 2014